                     SECURITIES AND EXCHANGE  COMMISSION

                             WASHINGTON  D.C. 20549

                                     FORM 8-K


                                  CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d)  OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934



     Date of Report (Date of Earliest Event Reported):  March 31, 1996
                                                        --------------


                                 Summit Bancorp.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


      New Jersey                     1-6451                  22-1903313
      ------------------------------------------------------------------
(State or other jurisdiction of  (Commission            (I.R.S. Employer
 incorporation  or organization )  File number)         Identification No.)


                       301 Carnegie Center, P. O. Box 2066
                       Princeton ,  New Jersey 08543-2066
                       -----------------------------------
                    (Address of Principal Executive Offices  )
                                     (Zip Code)


                                 (609) 987-3200
                        -----------------------------------
               (Registrant's Telephone Number, including Area Code)

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Item 5		Other  Events
        -------------

Summit Bancorp. reports the following information:

In September 1995, UJB Financial Corp. (UJB) and The Summit Bancorporation (SBC) announced a definitive agreement to merge in a stock-for-stock exchange to form Summit Bancorp. The transaction accounted for as a pooling of interests, was consummated on March 1, 1996, in an exchange of .90 shares of UJB common stock for each share of SBC common stock. There were 34,078,905 shares of UJB common stock issued for 37,865,450 shares of SBC common stock.

On January 16, 1996, SBC completed the acquisition of Garden State Bancshares, Inc. (Garden State) and exchanged 3,365,834 shares of SBC common stock for 3,116,513 shares of Garden State common stock. On February 23, 1996, UJB completed the acquisition of The Flemington National Bank and Trust Company (Flemington) and exchanged 1,324,000 shares of UJB common stock for 958,476 shares of Flemington common stock. Both of these transactions were accounted for as poolings of interests.


One of the required criteria for pooling of interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction.
In order to satisfy this risk sharing criteria of pooling of interests accounting, Securities and Exchange Commission Accounting Series Release 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering at least 30 days of post-merger combined operations have been published.


In order to satisfy the risk sharing criteria, and thereby allow affiliates of either party to the transaction to sell or otherwise dispose of Summit Bancorp. common stock acquired in the mergers (in compliance with SEC Rules 145 and 144 regarding resales of common stock acquired in a business combination) the

                             -1-

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combined condensed results of operations of Summit Bancorp. are presented as follows  for the three months ended March 31,1996
(dollars in thousands except per share):



           		                           Three Months Ended
                                          March 31, 1996
                                        ------------------

Net Interest Income                          $225,991
Non-Interest Income	                           58,263
Non-Interest Expense (1)                      272,735
Net Income (Loss)	                             (2,239)
Net Income (Loss) per
    Common Share		                              (0.03)
Average Common
    Shares (in thousands)                       93,134


		(1) Includes restructuring charges for merger related expenses of $89.0 million for The Summit Bancorporation, $4.3 million for Flemington , $7.9 million for Garden State and a charge of $9.5 million related to branch-closing expenses.


In the opinion of the management of Summit Bancorp., the unaudited results for the three months ended March 31, 1996 include all normal, recurring adjustments necessary to present fairly the results of operations for the period. The results are not necessarily indicative of the results for the entire year.





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                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  April  19, 1996                       			SUMMIT BANCORP.

                                 						By:   /s/ William J. Healy
                                             ---------------------
                     					                        William J. Healy
                                     							 Executive Vice President
                                      							     and Comptroller






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